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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2004

IMH ASSETS CORP. (as depositor under an Indenture, dated as of February 26, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-2)


                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)



        CALIFORNIA                    333-109503-04              33-0705301
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)



1401 Dove Street                                                 92660
                                                                -------
Newport Beach, California                                     (Zip Code)
-------------------------
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600



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Item 2. Acquisition or Disposition of Assets.
        -------------------------------------


         On February 26, 2004, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-2 (the "Bonds"), were issued pursuant to an indenture, dated as of February 26, 2004 (the "Agreement"), between Impac CMB Trust Series 2004-2, a Delaware statutory trust, as Issuer (the "Issuer"), and Wells Fargo Bank, N.A., as Indenture Trustee (the "Indenture Trustee").

Item 5. Other Events.
         ------------

Identification of the Derivative Contract Counterparty

         The Derivative Contract Counterparty shall be Lehman Brothers Derivative Products Inc.

Description of the Mortgage Pool

         The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of one- to four-family, adjustable-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). The mortgage loans have an aggregate principal balance of approximately $999,999,987 as of February 1, 2004.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of February 1, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


      Exhibit No.         Description
      -----------         -----------
          99.1            Characteristics of the Mortgage Pool as of February 1,
                          2004, relating to IMH Assets Corp., Collateralized
                          Asset-Backed Bonds, Series 2004-2.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          IMH ASSETS CORP.

                                          By:     /s/ Richard J. Johnson
                                             ---------------------------------
                                          Name:   Richard J. Johnson
                                          Title:  Chief Financial Officer

Dated: March 11, 2004




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                                  EXHIBIT INDEX



Exhibit Number            Description
--------------            -----------

99.1 Characteristics of the Mortgage Pool as of February 1, 2004, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-2.